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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 29, 2002



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395



                Maryland                           31-0387920

    (State or other jurisdiction of             (I.R.S. Employer
     incorporation or organization)           Identification No.)


                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On April 29, 2002, Lars Nyberg, Chairman and Chief Executive Officer of NCR Corporation, purchased 25,000 shares of NCR common stock at $37.67 per share.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NCR CORPORATION

Date: April 29, 2002                    By:  /s/  Earl Shanks
                                             ----------------------------------
                                             Senior Vice President
                                             and Chief Financial Officer